UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 21, 2004

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

6601 S. Bermuda Rd.

Las Vegas, Nevada

89119

(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

The registrant’s press release dated October 21 2004, regarding its financial results for the periods ended September 30, 2004, including unaudited consolidated financial statements for the period ended September 30, 2004, is furnished as Exhibit 99 of this Form8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Richard Haddrill
President and Chief Executive Officer
(Principal Executive Officer)

By	/s/ Robert L. Saxton
Executive Vice President, Chief Financial
Officer and Treasurer (Principal
Financial and Accounting Officer)

Date: October 21, 2004